Catalyst Multi-Strategy Fund

(formerly, Catalyst/Auctos Multi-Strategy Fund)

Class A: ACXAX Class C: ACXCX Class I: ACXIX

January 2, 2018

The information in this Supplement amends certain information contained in the currently effective Prospectus and Summary Prospectus for the Fund, each dated November 1, 2017.

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Effective January 2, 2018, Darren J. Kottle replaced Kevin Jamali as portfolio manager of the Fund. Accordingly, all references to Mr. Jamali as portfolio manager of the Fund are deleted in their entirety and changes to the Fund’s Summary Prospectus and Prospectus are set forth below.

The following paragraph replaces the paragraph under the section of the Fund’s Prospectus and Summary Prospectus entitled “Fund Summary –Portfolio Manager":

Portfolio Manager: Darren J. Kottle, Portfolio Manager of the Advisor, is the Fund’s Portfolio Manager and is primarily responsible for the day-to-day management of the Fund’s portfolio. He has served the Fund in this capacity since January 2018.

The following paragraph replaces the third paragraph under the section of the Fund’s Prospectus entitled “Management of the Funds – Portfolio Managers.

Darren J. Kottle - Portfolio Manager of the Advisor (Catalyst Multi-Strategy Fund)

Darren J. Kottle is a Portfolio Manager of the Advisor since January 2018 and is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Kottle has served as Chief Investment Officer at Caddo Capital Management (“Caddo”) since October 2011. Prior to founding Caddo, Mr. Kottle was co-head of Financial Institution Solutions Group at Bank of America Merrill Lynch from November 2008 until October 2011. Prior to that, he was employed by Citigroup from January 2001 until November 2008. Mr. Kottle graduated Phi Beta Kappa from Stanford University with Honors in June 1999 (B.A. in Economics). At Stanford, he conducted research for Nobel-prize winning economist Kenneth Arrow. Mr. Kottle is a CFA charter holder.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund, each dated November 1, 2017, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.

Catalyst Multi-Strategy Fund

(formerly, Catalyst/Auctos Multi-Strategy Fund)

Class A: ACXAX Class C: ACXCX Class I: ACXIX

January 2, 2018

The information in this Supplement amends certain information contained in the currently effective Statement of Additional Information (“SAI”) for the Catalyst Multi-Strategy Fund (the “Fund”), dated November 1, 2017.

______________________________________________________________________________

Effective January 2, 2018, Darren J. Kottle replaced Kevin Jamali as portfolio manager of the Fund. Accordingly, all references to Mr. Jamali as portfolio manager of the Fund are deleted in their entirety and changes to the Fund’s SAI are set forth below.

The following paragraph replaces the third paragraph under the section of the Fund’s SAI entitled “Advisor and Sub-Advisors – Portfolio Managers of the Funds”:

Portfolio Manager –Multi-Strategy Fund

Darren J. Kottle, Portfolio Manager of the Advisor, is the Fund’s Portfolio Manager and is primarily responsible for the day to day management of the Fund's portfolio. He has served the Fund in this capacity since January 2018. Mr. Kottle’s compensation is based on a percentage of the net profits received by the Advisor for its services under the Fund’s Management Agreement. He does not receive bonuses or employee benefits.

As of November 30, 2017, the number of, and total assets in all registered investment companies, other pooled investment vehicles, and other accounts overseen by Mr. Kottle is contained below.

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets (millions)	Number	Total Assets (millions)	Number	Total Assets (millions)
Darren J. Kottle	1	$35 million	1	$5	10	$22

The dollar range of equity securities held, as of November 30, 2017, by Mr. Kottle of the Fund is contained below.

Name of Portfolio Manager	Fund Name	Dollar Range of Equity Securities in the Funds
Darren J. Kottle	Catalyst Multi-Strategy Fund	None

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and SAI, each dated November 1, 2017, which provides information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to the Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.